UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 26, 2005

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas     77042
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FE DISCLOSURE

      On August 26, 2005, the company issued a press release announcing that Bruce Streeter, GulfMark Offshore, Inc.'s President and Chief Operating Officer, and Ed Guthrie, GulfMark Offshore, Inc.'s Executive Vice President - Finance, will present at the Pareto Securities; 12th Oil and Offshore Conference in Oslo, Norway on Wednesday, August 31, 2005 at 12:05 p.m. The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

ITEM 9.01.     Financial Statements and Exhibits

            (c)     Exhibits

            The following exhibit is filed with this report.

Exhibit No.               Description
   99.1                      Press Release of GulfMark Offshore, Inc. dated August 26, 2005

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2005

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer